Mercantile
Bank Corporation

Investor Presentation

January 2025



Forward-Looking Statements

This presentation contains statements or information that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: "anticipates," "intends," "plans," "goal," "seeks," "believes," "projects," "estimates," "expects," "indicates," "strategy," "future," "is likely," "may," "should," "will," and variations of such words and similar references to future periods. Any such statements are based on current expectations that involve a number of risks, uncertainties and assumptions ("Future Factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. We undertake no obligation to update, amend or clarify forward-looking statements, whether as a result of new information, future events (whether anticipated or unanticipated), or otherwise. Therefore, actual results and outcomes may differ materially from the results expressed or forecasted in such forward-looking statements. Future factors include, among others, adverse changes in interest rates and interest rate relationships; increasing rates of inflation and slower growth rates or recession; significant declines in the value of commercial real estate; market volatility; demand for products and services; climate impact; labor markets; the degree of competition by traditional and nontraditional financial services companies; changes in banking regulation or actions by bank regulators; changes in tax laws and other laws and regulations applicable to us; changes in prices, levies, and assessments; the impact of technological advances; potential cyber-attacks, information security breaches and other criminal activities; litigation liabilities; governmental and regulatory policy changes; the outcomes of existing or future contingencies; trends in customer behavior as well as their ability to repay loans; changes in local real estate values; damage to our reputation resulting from adverse publicity, regulatory actions, litigation, operational failures, and the failure to meet client expectations and other facts; changes in the national and local economies; unstable political and economic environments; disease outbreaks, such as the COVID-19 pandemic or similar public health threats, and measures implemented to combat them; and risk factors described in our annual report on Form 10-K for the year ended December 31, 2023, including those disclosed from time to time in filings made by Mercantile with the Securities and Exchange Commission. Investors are cautioned not to place undue reliance on any forward-looking statements contained herein.

Executive Management Team


RAYMOND
REITSMA

PRESIDENT &
CHIEF EXECUTIVE OFFICER

Mr. Reitsma was appointed President and Chief Executive Officer of Mercantile effective June 1, 2024, and has been with the Bank for over 20 years, beginning with his initial role as a Commercial Loan Manager in 2003, including holding the title of Senior Lender for eight years and President for seven years.


CHARLES
CHRISTMAS

EVP, CHIEF FINANCIAL OFFICER &
TREASURER

Mr. Christmas joined Mercantile in 1998 and has over 37 years of banking experience. Before being promoted to his current role, he served as Senior Vice President and Chief Financial Officer of Mercantile and the Bank from 2000 to 2015. Mr. Christmas also serves as Treasurer of Mercantile, a position he has held since 2000.

Financial Performance

2024

Performance Highlights

Earnings	• Net income of $79.6MM in 2024 versus $82.2MM in 2023 • EPS of $4.93 in 2024 versus $5.13 in 2023
Net Interest Margin	• Net interest margin of 3.58% in 2024 versus 4.05% in 2023 • Increased asset yield attributed to high percentage of floating rate commercial loans and higher interest rate environment • Rising cost of funds attributed to shifting deposit mix from strategic growth in deposits and higher rates
Deposit and Funding	• Total deposits grew 20% in 2024 • Loan to deposit ratio declined from 110% at YE 2023 to 98% at YE 2024
Commercial Loan Portfolio	• Commercial loans grew nearly 9% in 2024 • C&I and Owner Occupied CRE combined represented 55% of the portfolio
Asset Quality	• Nonperforming assets to total assets ratio of 0.09% at YE 2024 • 2024 net loan charge-offs to average loans of 0.06%
Capital	• Total risk-based capital ratio of 14.2% at YE 2024 versus 13.7% at YE 2023 • Tangible book value per share of $33.14 at YE 2024 vs. $29.31 at YE 2023

Historical Trends & Shareholder Value

Solid Earnings and Balance Sheet Growth Trends

Total Assets
10.7% CAGR


Billions
$7
$6
$5
$4
$3
$2
$1
$0
3.6
4.4
5.3
4.9
5.4
6.1
2019 2020 2021 2022 2023 2024

Total Loans
10.0% CAGR


Billions
$5
$4
$3
$2
$1
$0
2.9
3.2
3.5
3.9
4.3
4.6
2019 2020 2021 2022 2023 2024

Total Deposits
11.8% CAGR


Billions
$5
$4
$3
$2
$1
$0
2.7
3.4
4.1
3.7
3.9
4.7
2019 2020 2021 2022 2023 2024

TBVPS
8.4% CAGR


$35
$30
$25
$20
$15
$10
$5
$0
22.12
23.86
25.61
24.47
29.31
33.09
2019 2020 2021 2022 2023 2024

EPS
10.4% CAGR


$6
$5
$4
$3
$2
$1
$0
3.01
2.71
3.69
3.85
5.13
4.93
2019 2020 2021 2022 2023 2024

Cash Dividends
6.0% CAGR


$1.6
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
1.06
1.12
1.18
1.26
1.34
1.42
2019 2020 2021 2022 2023 2024

Loan to Deposit Ratio*

Reduction from 110% at the beginning of the year to 98% at year end 2024

- Driven by robust local deposit growth
- Includes 7% loan growth and $20 million reduction in brokered deposits



111%
109%
107%
105%
103%
101%
99%
97%
95%
$5,500
$4,500
$3,500
(In millions)
110%
108%
107%
102%
98%
4Q23
1Q24
2Q24
3Q24
4Q24
Loan to Deposit Ratio
Total Loans
Total Deposits

*Reflects end of quarter balances.

Net Interest Income

Stable net interest income


$50
$40
$30
$20
$10
$0
$ in millions
$49
$47
$47
$48
$48
4Q23
1Q24
2Q24
3Q24
4Q24
Net Interest Income

Increased interest income primarily reflects loan growth but also higher interest rate environment


Interest Income ($ in millions)
$100
$80
$60
$40
$20
$0
$4.9
$5.1
$5.2
$5.5
$5.6
$69
$71
$73
$75
$74
$5
$4
$3
$2
$1
$0
Assets ($ in billions)
4Q23
1Q24
2Q24
3Q24
4Q24
Interest on Securities and Deposits
Interest on Loans, including fees
Average Earning Assets

Interest expense increase reflects strategic deposit growth, higher deposit costs, and change in funding mix related to lowering the loan to deposit ratio. Noninterest-bearing deposits (NIB) are historically above peer


Expense ($ in millions)
$40
$35
$30
$25
$20
$15
$10
$5
$0
$2.5
$2.6
$2.8
$3.1
$3.3
$6
$7
$7
$8
$8
$19
$22
$25
$28
$27
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Deposits ($ in billions)
4Q23
1Q24
2Q24
3Q24
4Q24
Other Interest Expense
Interest on Deposits
Avg. Interest-Bearing Deposits


% of Total Deposits
100%
80%
60%
40%
20%
0%
4%
4%
4%
3%
3%
41%
46%
48%
49%
49%
23%
22%
21%
21%
21%
32%
28%
27%
27%
27%
Dec-23
Mar-24
Jun-24
Sep-24
Dec-24
Brokered deposits
Lower-cost deposits
Peer median NIB
Higher-cost deposits
Non-interest bearing deposits

Net Interest Margin

Stabilizing net interest margin

- Proactive balance sheet management strategies such as matched funding fixed rate commercial loans and commercial loan back-to-back interest rate swap program
- Year over year margin contraction attributed to shift in deposit mix due to deposit growth strategy, margin normalization, and higher deposit rates
- 12% growth in average earning assets in 2024 offset much of the impact of margin contraction on net interest income


3.9%
3.7%
3.6%
3.5%
3.4%
4th Qtr 2023
1st Qtr 2024
2nd Qtr 2024
3rd Qtr 2024
4th Qtr 2024
Net Interest Margin
Peer Median NIM

	4th Qtr 2023	1st Qtr 2024	2nd Qtr 2024	3rd Qtr 2024	4th Qtr 2024
Earning Asset Yields:					
Loans	6.53%	6.65%	6.64%	6.69%	6.41%
Investments	2.18%	2.20%	2.30%	2.43%	2.62%
Other	5.31%	5.35%	5.28%	5.37%	4.66%
Total Earning Assets	5.95%	6.06%	6.07%	6.08%	5.81%
Cost of Funds:					
Deposits	1.94%	2.25%	2.42%	2.52%	2.36%
Borrowed Funds	3.15%	3.51%	3.56%	3.75%	3.73%
Total Earning Assets	2.03%	2.32%	2.44%	2.56%	2.40%
Net Interest Margin	3.92%	3.74%	3.63%	3.52%	3.41%

Yield on Assets / Cost of Funds

Meaningful increase in yield on assets year over year

- Higher interest rate environment
- Floating rates on 74% of commercial loans
- Re-priced maturing fixed rate loans and investments

Gradual increase in cost of funds

- Change in funding mix throughout 2023 and 2024 driven by strategy to grow deposits and reduce loan to deposit ratio and deposit rate increases



8.0%
6.0%
4.0%
2.0%
0.0%
(2.0%)
(4.0%)
5.95%
6.06%
6.07%
6.08%
5.81%
5.68%
6.02%
(2.03%)
(2.32%)
(2.44%)
(2.56%)
(2.40%)
(1.63%)
(2.44%)
4th Qtr 2023
1st Qtr 2024
2nd Qtr 2024
3rd Qtr 2024
4th Qtr 2024
2023
2024
Cost of funds (total earning assets)
Yield on total earning assets

2023 Margin	4.05%
Asset Mix	(0.01%)
Deposit Mix	(0.31%)
Rates	(0.15%)
2024 Margin	3.58%

Interest Rate Scenarios*


$100
$80
$60
$40
$20
$-
$(20)
$(40)
$(60)
$(80)
$(100)
$ Change in millions
50%
40%
30%
20%
10%
0%
(10%)
(20%)
(30%)
(40%)
(50%)
% Change in NII

	Down 400 bps	Down 300 bps	Down 200 bps	Down 100 bps	Up 100 bps	Up 200 bps	Up 300 bps
Projected $ Change in Net Interest Income	$(33.0)	$(21.5)	$(14.2)	$(6.8)	$7.0	$13.8	$20.3
Projected % Change in Net Interest Income	-14.9%	-9.7%	-6.4%	-3.1%	3.2%	6.2%	9.1%

Projected $ Change in Net Interest Income　　Projected % Change in Net Interest Income

Reflects a gradual one-year parallel change in interest rates. As of December 31, 2024. $ in millions

Noninterest Income

26% increase in noninterest income in 2024


$10,000,000
$7,500,000
$5,000,000
$2,500,000
$0
4Q23
1Q24
2Q24
3Q24
4Q24
Other income (+32%)
Earnings on bank owned life insurance (+70%)
Payroll services (+22%)
Interest rate swap income (-19%)
Credit and debit card income (-1%)
Mortgage banking income (+62%)
Service charges on accounts (+38%)

**(#%) reflects year over year change*
***BOLI includes death benefit claims*

Mortgage Loan Portfolio*


Mortgage Loan Originations
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
(In thousands)
4th Qtr 2023
1st Qtr 2024
2nd Qtr 2024
3rd Qtr 2024
4th Qtr 2024
Refinance mortgage loans originated
Purchase mortgage loans originated


Mortgage Loan Sale Production
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
Loans originated with intent to sell (in thousands)
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Income on Sale of Mortgage Loans (in thousands)
4th Qtr 2023
1st Qtr 2024
2nd Qtr 2024
3rd Qtr 2024
4th Qtr 2024
Total saleable mortgage loans
Income on sale of mortgage loans

*in thousands

Noninterest Expense

58%*
Efficiency
Ratio

Increased Salary and Benefit Costs but Overall Stable Cost Structure



$40M
$35M
$30M
$25M
$20M
$15M
$10M
$5M
$0M
60%
50%
40%
30%
20%
10%
0%
53%
51%
52%
56%
58%
4Q23
1Q24
2Q24
3Q24
4Q24
Other expense (-2%)
Furniture and equipment (+7%)
Salaries and benefits (+13%)
Data processing costs (+19%)
Occupancy (-6%)
Efficiency Ratio



2.4%
2.3%
2.2%
2.1%
2.0%
2.37%
2.30%
2.30%
2.29%
2.27%
2.23%
2.16%
2.22%
2.25%
4Q23
1Q24
2Q24
3Q24
4Q24
Noninterest expense to Average Assets (annualized)
Peer Median (annualized)

*2024. (#%) reflects year over year change

Asset Quality

Asset quality measures remain strong

- Reflects ongoing commitment to soundly and vigilantly underwrite and administer loans and strength of borrowers
- Continuing to build reserve


Average Loans
$4.2B
$4.3B
$4.4B
$4.5B
$4.6B
4th Qtr 2023
1st Qtr 2024
2nd Qtr 2024
3rd Qtr 2024
4th Qtr 2024

Asset Quality Metrics

($ in thousands)		4th Qtr 2023	1st Qtr 2024	2nd Qtr 2024	3rd Qtr 2024	4th Qtr 2024
Gross loan charge-offs	$	100	0	0	0	3,800
Recoveries	$	200	400	300	100	200
Net loan charge-offs (recoveries)	$	(100)	(400)	(300)	(100)	3,600
Net loan charge-offs (recoveries) to average loans		(0.01%)	(0.04%)	(0.02%)	(0.01%)	0.31%
Provision for credit losses	$	1,800	1,300	3,500	1,100	1,500
Allowance for credit losses	$	49,900	51,600	55,400	56,600	54,500
Allowance to loans		1.16%	1.19%	1.25%	1.24%	1.18%
Nonperforming loans	$	3,400	6,000	9,100	9,900	5,700
Other real estate/repossessed assets	$	200	200	0	0	0
Nonperforming loans to total loans		0.08%	0.14%	0.21%	0.22%	0.12%
Nonperforming assets to total assets		0.07%	0.11%	0.16%	0.17%	0.09%

Loan Repricing*

The majority of total loans (75%) have a floating rate, shortening balance sheet duration and aligning with funding sources

- 74% of commercial loans have a floating rate.
- 81% of fixed rate commercial loans mature within five years.
- In aggregate, approximately 89% of total loans are subject to repricing within the next five years.

Total Loan Portfolio Rate Type


Fixed Rate
Loans:
25%
Variable Rate
Loans
75%

Total Loan Portfolio Repricing Breakdown


Over 5 Years
11%
1 - 5 Years
24%
0 - 12
Months
65%


$3B
$2B
$2B
$1B
$1B
$0B
0 - 12 Months
1 - 5 Years
Over 5 Years
Commercial
Variable Rate
Loans
Commercial
Fixed Rate
Loans
Retail
Variable Rate
Loans
Retail
Fixed Rate
Loans

*As of December 31, 2024.

Investment Portfolio Unrealized Gains & Losses ($ in thousands)

- Due to the increasing interest rate environment, net unrealized losses started to increase meaningfully during the first quarter of 2022, peaking in September 2022 ($92 million before tax).
- Net unrealized losses (before tax) equaled $63 million as of December 31, 2024 compared to $64 million as of December 31, 2023.

As of December 31, 2024


$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
($100,000)
U.S. Gov't Agency Bonds
Municipal Bonds - GO
Municipal Bonds - Revenue
Mortgage-Backed Securities
Amortized Cost
Unrealized Gains
Unrealized Losses
Fair Value

As of December 31, 2023


$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
($100,000)
U.S. Gov't Agency Bonds
Municipal Bonds - GO
Municipal Bonds - Revenue
Mortgage-Backed Securities
Amortized Cost
Unrealized Gains
Unrealized Losses
Fair Value

Regulatory Capital Ratios
(Mercantile Bank Data)

Actual and Adjusted* Capital Ratios vs. Requirements


14%
12%
10%
8%
6%
4%
2%
0%
Dec-22
Mar-23
Jun-23
Sep-23
Dec-23
Mar-24
Jun-24
Sep-24
Dec-24
As Reported Total Risk-Based Capital Ratio
As Reported Tier 1 Leverage Capital Ratio
Total Risk-Based Capital Requirement
Tier 1 Leverage Capital Requirement
Adjusted Total Risk-Based Capital Ratio
Adjusted Tier 1 Leverage Capital Ratio

Excess Capital vs. Unrealized Gains/(Losses)*
(in thousands)


$250,000
$200,000
$150,000
$100,000
$50,000
$0
($50,000)
($100,000)
Dec-22
Mar-23
Jun-23
Sep-23
Dec-23
Mar-24
Jun-24
Sep-24
Dec-24
As Reported Excess Total Risked-Based Capital @ 10.0%
After Tax Net Unrealized Gain/(Losses):
Adjusted Excess Total Risked-Based Capital @ 10.0%*

Tier 1 Leverage Capital Ratio
11.9%

Total Risk Based Capital Ratio
13.9%

Total Risk Based Capital Ratio
*Adjusted for Unrealized Gains/Losses**
13.1%

Excess Total Risk Based Capital
$214 Million

Excess Total Risk Based Capital
*Adjusted for Unrealized Gains/Losses**
$166 Million

As of December 31, 2024

**Adjusted Capital and Ratios include the after tax net unrealized gains/losses*

Deposits & Sweep Accounts

Robust deposit growth in money market and time deposit accounts and reduction in brokered deposits


$5,000,000
$4,500,000
$4,000,000
$3,500,000
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
4Q23
1Q24
2Q24
3Q24
4Q24
Money Market (+58%)
Noninterest-Bearing Checking (+1%)
Interest-Bearing Checking (+16%)
Savings (-15%)
Local Time $100,000 & Over (+32%)
Local Time Under $100,000 (+18%)
Sweep Accounts (-47%)
Brokered Deposits (-11%)

Reflects end of quarter balances. (#%) reflects year over year change

Large Depositors
Includes Sweep Account Balances

Stable Large Depositor Base

Depositors with over $5 million as of December 31, 2024



Total – 81 relationships aggregating $1.4 billion

- Business/Individual – 61 relationships aggregating $1.2 billion
- Governmental – 20 relationships aggregating $0.2 billion

Depositors with over $5 million as of December 31, 2019 (5 years ago), consisted of 42 relationships aggregating $590 million

- 39 relationships still maintain deposits over $5 million as of December 31, 2024



Aggregate Balance of the 39 Depositors
($ millions)


$1,000
$800
$600
$400
$200
$0
$520
$856
December 31, 2019
December 31, 2024

Deposit Balances

Deposits comprised primarily of business accounts*


Personal
33%
Business
67%

($ in thousands)		December 31, 2023		December 31, 2024	
		Personal	Business	Personal	Business
Noninterest-Bearing Checking	$	208,800	1,038,900	194,300	1,070,200
Interest Checking	$	201,300	434,500	183,200	555,100
Savings	$	220,700	41,800	190,300	31,600
Money Market	$	307,200	650,300	421,300	1,095,200
Certificates of Deposit	$	413,300	215,800	514,900	292,600
Total Deposits	$	1,351,300	2,381,300	1,504,000	3,044,700

* as of December 31, 2024. Excludes brokered deposits.

Sources of Liquidity*

Source		Availability ($ in thousands)
Unsecured Federal Funds Lines of Credit	$	70,000
FHLB of Indianapolis Advance Program	$	637,000
Unpledged Investments	$	374,000
Federal Reserve Discount Window	$	153,000

*As of December 31, 2024.

Thoughts on 2025

Prime/SOFR Rates

- No Changes

2025 Performance Metrics

	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Loan Growth	5.00% - 7.00%	5.00% - 7.00%	5.00% - 7.00%	5.00% - 7.00%
Net Interest Margin	3.40% - 3.50%	3.40% - 3.50%	3.40% - 3.50%	3.40% - 3.50%
Fee Income	$9.0MM - $10.0MM	$10.0MM - $11.0MM	$10.0MM - $11.0MM	$9.0MM - $10.0MM
Overhead Costs	$31.0MM - $32.0MM	$32.5MM - $33.5MM	$33.0MM - $34.0MM	$33.0MM - $34.0MM
Federal Tax Rate	19%	19%	19%	19%

Strong Credit Culture

Diversified Lending

Total Loans*

($ in thousands)		Balance	Percentage
Commercial Loans			
Commercial and Industrial	$	1,287,300	28%
Real Estate – NonOwner Occupied	$	1,128,400	25%
Real Estate – Owner Occupied	$	748,900	16%
Real Estate – Multi-Family & Residential Rental	$	475,800	10%
Real Estate – Land Development & Residential Construction	$	66,900	2%
Total Commercial Loans	$	3,707,300	81%
Retail Loans			
1 – 4 Family Mortgages	$	827,600	18%
Other Consumer	$	65,900	1%
Total Retail Loans	$	893,500	19%
Total Loans	$	4,600,800	100%

*As of December 31, 2024.

Asset Quality Metrics

9 bps*

Nonperforming Assets to Total Assets

Quarter Trends ($ in thousands)

	12/31/23	3/31/24	6/30/24	9/30/24	12/31/24
Net loan charge-offs (recoveries)	$ (100)	(400)	(300)	(100)	3,600
Net loan charge-offs (recoveries) to average loans *(annualized)*	(0.01%)	(0.04%)	(0.02%)	(0.01%)	0.31%
Allowance to loans	1.16%	1.19%	1.25%	1.24%	1.18%
Nonperforming loans to total loans	0.08%	0.14%	0.21%	0.22%	0.12%
Nonperforming assets to total assets	0.07%	0.11%	0.16%	0.17%	0.09%

**As of December 31, 2024.*

Core Commercial Loan Growth ($ in millions)

9%
Commercial loan growth in 2024

Five Quarter Loan Growth Trends

Core Commercial Loans


$3,800
$3,700
$3,600
$3,500
$3,400
$3,300
$3,200
$3,415
$3,430
$3,533
$3,648
$3,707
Dec-23
Mar-24
Jun-24
Sep-24
Dec-24

Five Year Annual Loan Growth Trends

		12/31/20	12/31/21	12/31/22	12/31/23	12/31/24
Core Commercial Loans	$	2,438	2,923	3,147	3,415	3,707
PPP Loans	$	365	40	1	-	-
Total Commercial Loans	$	2,803	2,963	3,148	3,415	3,707

Lending Commitments ($ in millions)

		12/31/23	3/31/24	6/30/24	9/30/24	12/31/24
Construction Loans						
Commercial	$	311	362	320	241	245
Residential	$	46	40	37	34	30
Commitments to Make Loans*	$	262	235	255	236	296
Total	$	619	637	612	511	571

*Commitments to make loans generally reflect our binding obligations to existing and prospective commercial customers to extend credit, including line of credit facilities secured by accounts receivable and inventory, and term debt secured by either real estate or equipment.

Composition - Commercial Loans*

Loan Type


Commercial Real Estate - Multi-Family & Residential Rental 13%
Commercial Real Estate - Non-Owner Occupied 30%
Commercial & Industrial 35%
Commercial Real Estate - Owner Occupied 20%
Commercial Vacant Land, Land Development & Residential Construction 2%

Industry


Wholesale Trade 4%
Retail Trade 6%
Transportation & Warehousing 1%
Manufacturing 18%
Information <1%
Construction 6%
Finance & Insurance 3%
Services 20%
Real Estate, Rental & Leasing 41%
Agriculture, Oil & Gas Extraction & Utilities 1%

Credit Risk Profile by Internal Credit Risk Grades ($ in millions)

Internal Credit Risk Grade Groupings		Commercial & Industrial	Commercial Vacant Land, Land Dev., & Residential Construction	Commercial Real Estate – Owner Occupied	Commercial Real Estate – Non-Owner Occupied	Commercial Real Estate – Multi-Family & Residential Rental
Grades 1-4	$	629.8	25.2	466.4	432.2	173.1
Grades 5-7	$	637.2	41.7	275.6	688.2	302.1
Grades 8-9	$	20.3	0	6.9	8.0	0.6
Total Commercial	$	1,287.3	66.9	748.9	1,128.4	475.8

* As of December 31, 2024

Composition – Auto Related Commercial Loans*

Auto Related Loans Percent of Total Commercial Loans


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
4Q23
1Q24
2Q24
3Q24
4Q24
Auto Percentage
Non-Auto Percentage

Balance of Auto Related Loans ($ in millions)


$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
4Q23
1Q24
2Q24
3Q24
4Q24
Balance of Auto Loans
Balance of Non-Auto Loans

Weighted Internal Risk Grade of Auto Related Loans


Loan Grade
8
7
6
5
4
3
2
1
4.17
4.17
4.22
4.49
4.58
4Q23
1Q24
2Q24
3Q24
4Q24

As of December 31, 2024

Rate Type - Commercial Loans * ($ in thousands)

Rate Type Breakdown


26%
74%
Floating Rate Commercial Loans
Fixed Rate Commercial Loans

		Balance
Floating Rate Commercial Loans	$	2,743,400
Fixed Rate Commercial Loans	$	963,900
Total Commercial Loans	$	3,707,300

*As of December 31, 2024.

Past Due Loans

Commercial & Retail Past Due Loans* ($ in millions)

		30 - 59 Days Past Due	60 - 89 Days Past Due	> 89 Days Past Due	Total Past Due	Current	Total Loans	Recorded Balance > 89 Days & Accruing
Commercial & Industrial	$	-	-	0.9	0.9	1,286.4	1,287.3	-
Vacant Land, Land Development, Residential Construction	$	-	-	-	-	66.9	66.9	-
Real Estate - Owner Occupied	$	-	-	-	-	748.9	748.9	-
Real Estate - Non-Owner Occupied	$	-	-	-	-	1,128.4	1,128.4	-
Real Estate - Multi-Family & Residential Rental	$	-	-	-	-	475.8	475.8	-
Total Commercial	$	-	-	0.9	0.9	3,706.4	3,707.3	-
1-4 Family Mortgages	$	2.4	0.7	0.2	3.3	824.3	827.6	-
Other Consumer Loans	$	0.1	-	-	0.1	65.8	65.9	-
Total Retail	$	2.5	0.7	0.2	3.4	890.1	893.5	-
Total Past Due Loans	$	2.5	0.7	1.1	4.3	4,596.5	4,600.8	-

**As of December 31, 2024. Excludes current non-accrual loans.*

Past Due Loans


9 bps*
as % of
Total Loans
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Millions
12/31/22
3/31/23
6/30/23
9/30/23
12/31/23
3/31/24
6/30/24
9/30/24
12/31/24
30-89 Days Past Due
90 Days & Over Past Due
Over 89 Days Past Due & Accruing

*As of December 31, 2024.

FDIC Commercial Real Estate Lending Concentration Guideline

Commercial Real Estate Loans / Total Regulatory Capital

Generally not to exceed 300%


300%
290%
280%
270%
260%
250%
240%
230%
220%
210%
200%
12/31/2023
3/31/2024
6/30/2024
9/30/2024
12/31/2024

Non-Owner Occupied Commercial Real Estate Lending*

Current NOO CRE Composition


Industrial
Office
Retail
Hotel
Assisted Living
Other NOO CRE
Remainder of Total Loans
7%
6%
5%
3%
2%
1%
Total Loan Portfolio (excluding NOO CRE)

Historical NonPerforming NOO CRE

(ending balance, $ in thousands)


$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Dec-16
Dec-17
Dec-18
Dec-19
Dec-20
Dec-21
Dec-22
Dec-23
Mar-24
Jun-24
Sep-24
Dec-24
NonPerforming NOO CRE ($ in thousands)

($ in thousands)		Balance	% of NOO CRE	% of Total Loans
Industrial	$	315,900	28%	7%
Office	$	265,800	24%	6%
Retail**	$	249,200	22%	5%
Hotel	$	152,600	13%	3%
Assisted Living	$	102,500	9%	2%
Other	$	42,400	4%	1%
Total	$	1,128,400	100%	25%

- 89% of office NOO CRE is located in Michigan
- 34% of office is medical
- 0% nonperforming NOO CRE loans

As of December 31, 2024.
***Retail is defined using S&P GICS classifications for the Retailing Industry, in addition to restaurants and NOO-CRE with direct exposure to multi use retailing businesses.*

Company Overview



Mercantile Bank...

- One of the largest banks headquartered in Michigan
- Founded in 1997 in Grand Rapids, MI.
- $6.0 billion in total assets.
- More than 650 employees & over 40 locations.
- Offers more than 75 products & services supporting commercial, business, governmental, educational, nonprofit, treasury and personal banking needs.

We invest in our communities by...

- Volunteering nearly 25,000 hours in community service supporting more than 900 organizations.
- Teaching more than 300 financial wellness classes.
- Donating nearly $1,000,000 to local nonprofits & fundraisers.
- Over $33 million invested in affordable housing projects throughout the state.

Strategic Areas of Focus

Client Experience

- Deploy new client onboarding and servicing technologies
- Enhance existing technology solutions
- Equip all sales personnel with the training, tools, and resources necessary to serve clients
- Enhance understanding of client behaviors and needs

Growth

- Increase local deposits
- Build robust business banking reputation and portfolio
- Expand reach of traditional and digital marketing
- Grow commercial loan portfolio in prudent fashion
- Evaluate complementary M&A targets
- Expand presence in Southeast Michigan

People & Culture

- Weave DEI principles throughout organization
- Build breadth and depth of employee training program
- Create an engaging workplace
- Enhance inter-departmental communications
- Maintain competitive compensation and benefit packages
- Amplify the Bank's impact on the communities it serves

Efficiency

- Deploy data analytics and robotic process automation
- Pursue process efficiency in all functional areas
- Explore use cases for artificial intelligence deployment
- Deploy new and upgraded software

Risk Management

- Maintain and enhance existing credit culture
- Continued enhancement of interest rate risk management principles and associated reporting
- Maintain effective compliance management practices
- Expand Enterprise Risk Management practices, monitoring, and reporting

Forward Progress

ESG
Environmental, Social & Governance

- Dedicated Corporate Sustainability Committee with Board Governance Committee oversight
- Enterprise risk management program continuously identifying, assessing, and mitigating company-wide risks, including financial, operational, regulatory, reputational, and legal
- Provided 1,288 Small Business/Community Reinvestment Act (CRA) loans totaling $347 million in 2023
- Originated 116 Community Development loans in 2023, totaling over $430 million
- Corporate and employee donations totaling $1.3 million in support of non-profit organizations in 2023
- Engaged employees provided 24,872 hours in community service for over 900 organizations in 2023
- Offered 319 financial literacy courses in 2023 to 5,083 participants
- Utilized 94 out of the total 117 participants in the Diverse Supplier Program, totaling over $1 million or 2.1% of the Bank's total spend in 2023
- Sponsored 15 community shred events and monthly secure shred collection from all facilities, resulting in 184 tons of paper diverted from landfills in 2023
- Company culture focused on generating a positive impact on individuals, organizations, and entire communities

DEI
Diversity, Equity & Inclusion

- 50% gender, racial and ethnic diversity on the Corporate Board of Directors
- All team members have access to enriching learning and growth opportunities via a wide variety of methods, including live speaking engagements, videos, books, articles, group discussion and training sessions
- 16.9% minority hire rate in 2023
- Supervisors provided with best practices, resources and tools with which to engage their teams and promote collaboration across all departments
- Strategic Planning Team comprised of a wide cross-section of employees and departments, working together to implement supportive DEI strategies and new ideas to help ensure everyone feels like an integral part of the workplace
- Comprehensive Diversity, Equity & Inclusion Policy, Human Rights Policy and Diverse Vendor Program

Product Offering

Highly competitive commercial and retail capabilities.

PEER PRODUCT	MBWM	BAC	JPM	FITB	CMA
Autobooks for Small Business with Electronic Invoicing & Receivables	●				
Bill Payment & ACH	●	●	●	●	●
Cash Management	●	●	●	●	●
Credit Card Rewards	●	●	●	●	●
Electric Vehicle Car Loan	●		●		
Health Savings Account	●	●			
In-House Payroll Services & Human Capital Management Solutions	●				
Integrated Payables	●	●	●	●	●
Integrated Receivables	●	●	●	●	●
Merchant Services	●	●	●	●	●
Personal Finance Management (Within Online & Mobile Banking)	●	●	●		●
Remote Deposit Capture	●	●	●	●	●